PROSPECTUS

2.1.05
As amended 6.20.05

ARIEL FUND

ARIEL APPRECIATION FUND

[GRAPHIC]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE SHARES OF ARIEL MUTUAL FUNDS. NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ARIEL MUTUAL FUNDS(SM) LOGO]

TABLE OF CONTENTS

Overview                                                                 1

Our Value Approach In-depth                                              7

Financial Highlights                                                    11

How the Ariel Mutual Funds are Organized                                14

Managing Your Ariel Account                                             18

Privacy Notice                                                          32

[GRAPHIC]

Looking for an easy way to reduce the amount of mail in your mailbox?

Sign up for Ariel's eDELIVERY service at arielmutualfunds.com and receive your prospectus via email!

[GRAPHIC]

OVERVIEW

ARIEL FUND AND ARIEL APPRECIATION FUND ARE NO-LOAD MUTUAL FUNDS THAT SEEK LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGY

The ARIEL FUND invests primarily in the stocks of companies with MARKET CAPITALIZATIONS* generally between $500 million and $5 billion at the time of initial purchase.

The ARIEL APPRECIATION FUND invests primarily in the stocks of companies with market capitalizations generally between $2.5 billion and $15 billion at the time of initial purchase.

The Ariel Fund and Ariel Appreciation Fund both seek to invest in undervalued companies that are widely misunderstood, ignored or underfollowed by institutional investors, Wall Street analysts and the media. These companies share several attributes that the Funds' investment adviser, Ariel Capital Management, LLC (the "Adviser"), believes should result in capital appreciation over time:

- a product or service whose strong brand franchise and loyal customer base pose formidable barriers to potential competition

-  capable, dedicated management

-  a solid balance sheet with high levels of cash flow and a low burden of debt

-  a long history of consistent earnings growth

The essence of the Ariel Mutual Funds' strategy is patience. The Ariel Fund and Ariel Appreciation Fund hold investments for a relatively long period of time--typically three to five years. During this time, our portfolio companies may increase in size and relative market capitalization.

[SIDENOTE]

[GRAPHIC]

MARKET CAPITALIZATION, OR "MARKET CAP," PROVIDES A READY GAUGE OF A COMPANY'S SIZE. IT IS THE TOTAL NUMBER OF THE COMPANY'S OUTSTANDING SHARES MULTIPLIED BY THE CURRENT PRICE OF ITS STOCK. THE CHART BELOW USES MARKET CAP TO COMPARE THE AVERAGE SIZE OF COMPANIES HELD BY THE ARIEL MUTUAL FUNDS, AS WELL AS COMPANIES IN THE STANDARD & POOR'S 500 INDEX.

[CHART]

AVERAGE MARKET CAPITALIZATION ($ WEIGHTED) AS OF 12/31/04
(IN BILLIONS OF DOLLARS)

S&P 500 INDEX            $47.5 BILLION

ARIEL APPRECIATION FUND  $9.7 BILLION

ARIEL FUND               $2.3 BILLION

PRINCIPAL INVESTMENT RISKS

Although we make every effort to achieve the Ariel Mutual Funds' objective of long-term capital appreciation, we cannot guarantee we will attain that objective. You could lose money on your purchase of shares in any of the Ariel Mutual Funds. The table below lists some of the principal risks of investing in the Ariel Mutual Funds and the measures we take in attempting to limit those risks:

RISKS                                     HOW THE FUNDS TRY TO MANAGE THEM
THE STOCKS IN COMPANIES HELD BY THE       THE FUNDS AVOID STARTUP VENTURES AND
ARIEL MUTUAL FUNDS COULD FALL OUT OF      HIGHLY CYCLICAL OR SPECULATIVE
FAVOR.                                    COMPANIES, AND SEEK COMPANIES WITH
                                          SOLID FINANCES AND PROVEN RECORDS.

AS THE ARIEL MUTUAL FUNDS HOLD            THE ADVISER RESEARCHES STOCKS
RELATIVELY FEW STOCKS, A FLUCTUATION      EXHAUSTIVELY BEFORE PURCHASE; MONITORS
IN ONE STOCK COULD SIGNIFICANTLY          THEM CONTINUOUSLY AFTER PURCHASE; AND
AFFECT THE FUNDS' OVERALL PERFORMANCE.    LIMITS THE VALUE OF A SINGLE STOCK AS A
                                          PERCENTAGE OF THE TOTAL FUND.

THE GENERAL LEVEL OF STOCK PRICES         THE FUNDS BUY STOCKS WHOSE PRICES ARE
COULD DECLINE.                            LOW RELATIVE TO THEIR EARNINGS
                                          POTENTIAL; SUCH STOCKS HAVE DONE
                                          BETTER THAN THE MARKET AVERAGE IN PAST
                                          DECLINES.

WHO SHOULD CONSIDER INVESTING IN THE FUNDS--AND WHO SHOULD NOT

You should consider investing in the Ariel Mutual Funds if you are looking for long-term capital appreciation and are willing to accept the associated risks.

Although past performance cannot predict future results, stock investments historically have outperformed most bond and money market investments. However, this higher return has come at the expense of greater short-term price fluctuations. Thus, you should not consider investing in the Funds if you anticipate a near-term need--typically within five years--for either the principal or the gains from your investment.

[SIDENOTE]

AN INVESTMENT IN ANY OF THE ARIEL MUTUAL FUNDS, LIKE ANY MUTUAL FUND, IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar charts and tables on the next page can help you evaluate the potential risk and reward of investing in the Ariel Mutual Funds by noting changes in the Funds' performance from year to year. They also show how the Funds' average annual total returns for the last one, five and ten years, and since inception, compare with those of a broad measure of market performance. Total return measures the change in the price of a mutual fund investment, assuming that all dividend income and capital gain distributions are reinvested.

For any Fund, you should evaluate total return in light of the Fund's particular investment objectives and policies, as well as general market conditions during the reported time periods. The bar charts show each Fund's total return for each of the last ten calendar years. The returns include reinvestment of all dividends and distributions.

The tables compare AVERAGE annual total returns for the Ariel Mutual Funds with standard benchmark indices: the S&P 500 INDEX*, RUSSELL 2500 VALUE INDEX* and RUSSELL 2500 INDEX* for Ariel Fund; and the S&P 500 Index, RUSSELL MIDCAP VALUE INDEX* and RUSSELL MIDCAP INDEX* for Ariel Appreciation Fund. The indices do not represent the actual returns an investor might experience. Rather, they measure overall market returns. In addition, they do not take into account the costs of buying and selling securities or managing a stock portfolio; these costs are deducted from mutual fund returns.

PLEASE NOTE:

- For the average annual total return tables, the after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

- Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

- After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

- If returns are negative, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes as the resulting capital losses from the sale of Fund shares would be available to offset capital gains from other investments.

[SIDENOTE]

[GRAPHIC]

THE S&P 500 INDEX IS A BROAD MARKET-WEIGHTED INDEX DOMINATED BY LARGE-SIZED COMPANIES.

THE RUSSELL MIDCAP VALUE INDEX MEASURES THE PERFORMANCE OF MID-SIZED, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF MID-SIZED COMPANIES.

THE RUSSELL 2500 VALUE INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED, VALUE-ORIENTED COMPANIES WITH LOWER PRICE-TO-EARNINGS RATIOS.

THE RUSSELL 2500 INDEX MEASURES THE PERFORMANCE OF SMALL AND MID-SIZED
COMPANIES.

ARIEL FUND--ARGFX
INCEPTION: NOVEMBER 6, 1986

[CHART]

TOTAL RETURN (BEFORE TAXES) FOR THE YEAR ENDED DECEMBER 31

'95                  18.52%
'96                  23.51%
'97                  36.44%
'98                   9.89%
'99                  -5.76%
'00                  28.76%
'01                  14.21%
'02                  -5.18%
'03                  28.04%
'04                  21.97%

Best Quarter:     4Q '98    20.10%
Worst Quarter:    3Q '98   -15.61%

Return for the fiscal quarter ended 12/31/04 was 8.72%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                                             AS OF DECEMBER 31, 2004
                                                              ---------------------------------------------------------
                                                                1 YEAR        5 YEARS      10 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                             21.97%         16.84%       16.24%          14.45%
Return After Taxes on Distributions                             21.25%         15.58%       13.97%          12.57%
Return After Taxes on Distributions and Sale of Fund Shares     14.97%         14.15%       13.20%          12.05%
-----------------------------------------------------------------------------------------------------------------------
Russell 2500 Value Index(a)                                     21.58%         16.05%       16.03%          13.71%
Russell 2500 Index(a)                                           18.29%          8.35%       13.75%          12.33%
S&P 500 Index(a)                                                10.88%         -2.30%       12.07%          11.77%

(a) Reflects no deductions for fees, expenses and taxes.

ARIEL APPRECIATION FUND--CAAPX
INCEPTION: DECEMBER 1, 1989

[CHART]

TOTAL RETURN (BEFORE TAXES) FOR THE YEAR ENDED DECEMBER 31

'95                  24.16%
'96                  23.72%
'97                  37.95%
'98                  19.55%
'99                  -3.79%
'00                  18.82%
'01                  16.23%
'02                 -10.36%
'03                  30.97%
'04                  13.10%

Best Quarter:     4Q '98    23.38%
Worst Quarter:    3Q '02   -15.96%

Return for the fiscal quarter ended 12/31/04 was 9.76%. The Fund's past performance is not indicative of future performance.

AVERAGE ANNUAL TOTAL RETURNS

                                                                             AS OF DECEMBER 31, 2004
                                                              ---------------------------------------------------------
                                                                1 YEAR        5 YEARS      10 YEARS     SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                             13.10%         12.90%       16.15%          13.32%
Return After Taxes on Distributions                             12.56%         12.04%       14.51%          11.99%
Return After Taxes on Distributions and Sale of Fund Shares      8.99%         10.87%       13.62%          11.34%
-----------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index(a)                                   23.71%         13.48%       15.72%          13.70%
Russell Midcap Index(a)                                         20.22%          7.59%       14.50%          13.12%
S&P 500 Index(a)                                                10.88%         -2.30%       12.07%          11.04%

(a) Reflects no deductions for fees, expenses and taxes.

ANNUAL OPERATING EXPENSES

The table below describes the Funds' fees and expenses. If you buy and hold shares in a Fund, you bear these fees indirectly. ALL ARIEL MUTUAL FUNDS ARE "NO-LOAD" FUNDS. YOU DO NOT PAY A SALES CHARGE WHEN YOU BUY OR SELL SHARES.

                              ARIEL FUND              ARIEL APPRECIATION FUND
                              -----------------------------------------------
                              PERCENTAGE OF AVERAGE DAILY NET FUND ASSETS
MANAGEMENT FEES                  0.58%                         0.68%
DISTRIBUTION AND
  SERVICE (12b-1) FEES           0.25%                         0.25%
OTHER EXPENSES                   0.24%                         0.23%*
TOTAL ANNUAL
OPERATING EXPENSES               1.07%                         1.16%*

Expenses may vary in future years.

* With respect to the Ariel Appreciation Fund, no waivers or reimbursements were made by the Adviser; however, certain shareholder service fees were absorbed by the Fund's custodian during the fiscal year ended September 30, 2004. As a result, "other expenses" and "total annual operating expenses" would otherwise be 0.22% and 1.15%, respectively. The Adviser does not expect the Fund's custodian to absorb any shareholder service fees in the future.

EXAMPLES

The examples below illustrate the expenses you would incur on a $10,000 investment in Ariel Fund or Ariel Appreciation Fund based on each Fund's current level of expenses. The examples assume that each Fund earned an annual return of 5% over the periods shown and that you redeem your shares at the end of each time period.

                           1 YEAR     3 YEARS    5 YEARS   10 YEARS
ARIEL FUND                $    109   $    340   $    589   $  1,303
ARIEL APPRECIATION FUND   $    118   $    368   $    637   $  1,408

The examples are hypothetical and are presented for the purpose of comparing the Funds' expense ratios with other mutual funds. They do not represent estimates of future expenses or returns, either of which may be greater or less than the amounts depicted.

[SIDENOTE]

MANAGEMENT FEES COVER THE COSTS OF MANAGING THE FUND'S INVESTMENTS AND THE COSTS OF ADMINISTRATION AND ACCOUNTING.

12b-1 FEES PAY FOR PROMOTION AND DISTRIBUTION OF FUND SHARES AND SERVICES PROVIDED TO SHAREHOLDERS. BECAUSE THESE FEES ARE PAID FROM FUND ASSETS ON AN ONGOING BASIS, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND YOU MAY PAY MORE OVER TIME THAN FOR SHARES WITH OTHER TYPES OF SALES CHARGE ARRANGEMENTS.

OTHER EXPENSES INCLUDE THE COSTS OF THE CUSTODIAN AND TRANSFER AGENT, ACCOUNTANTS, ATTORNEYS AND TRUSTEES.

[GRAPHIC]

OUR VALUE APPROACH IN-DEPTH

INVESTMENT OBJECTIVE

Ariel Fund and Ariel Appreciation Fund pursue a common objective: long-term capital appreciation. The Funds invest for appreciation, not income. They seek stocks whose underlying value should increase over time. Any dividend and interest income these Funds earn is incidental to their fundamental objective. Ariel Capital Management, LLC, the Funds' Investment Adviser, cannot guarantee either Fund will achieve capital appreciation in every circumstance, but we are dedicated to that objective. We believe long-term capital appreciation:

- results from investments in UNDERVALUED* stocks--those that other investors have overlooked or ignored.

- results from investing in companies with long histories of consistent earnings in both good and bad economic times.

- is more likely to be found in consistent, predictable businesses that often sell everyday goods or services and enjoy a high level of repeat sales.

- occurs when companies dominate their markets. These companies' products have gained such strong brand recognition that in many cases their names are synonymous with the products themselves.

- is the product of a committed and experienced management team, which efficiently operates its business and delivers solid value to its customers.

[SIDENOTE]

[GRAPHIC]

INSTITUTIONAL INVESTORS CONSIDER A STOCK UNDERVALUED WHEN IT TRADES AT
A PRICE BELOW WHAT THEY THINK THE BUSINESS IS WORTH. THE CONCEPT IS RELATIVE. INVESTORS MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF PRICE TO EARNINGS
RATIO: THEY PAY LESS FOR A DOLLAR OF CORPORATE EARNINGS WHEN THEY BUY A PARTICULAR STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK. OR THEY MIGHT JUDGE A STOCK UNDERVALUED ON THE BASIS OF THE RATIO OF THE VALUE OF ITS ASSETS TO THE VALUE OF ITS MARKET CAPITALIZATION: THEY PAY LESS FOR A DOLLAR OF ASSETS BY BUYING ONE STOCK THAN THEY WOULD IF THEY BOUGHT ANOTHER STOCK.

INVESTMENT STRATEGY AND APPROACH

OUR APPROACH TO INVESTING

By concentrating on the long-term, our patient approach allows us to take advantage of the great buying opportunities that frequently arise from Wall Street's excessive focus on the short-term.

We invest in QUALITY companies in industries where we have proven EXPERTISE. And we only buy when these quality businesses are selling at excellent VALUES.

SMALL AND MEDIUM-SIZED COMPANIES

The concept of undervalued companies whose long-term growth prospects have gone largely unappreciated by the market implies an information gap. In other words, institutional investors may not have recognized the companies' inherent strengths or they may have overlooked them altogether. Because Wall Street follows large corporations closely, such companies rarely encounter these misperceptions. If a large company's share price seems low, its stock has probably fallen for a well-documented reason. Conversely, if a large company's growth prospects are strong, its stock price usually rises in anticipation of growth. As small and medium-sized companies are less widely followed than their larger counterparts, we strive to uncover the opportunities often inherent in small and mid-cap stocks ahead of the rest of the market.

THE SUCCESS OF A PORTFOLIO COMPANY

The capitalization of a portfolio company may increase after we have made an initial purchase for Ariel Fund or Ariel Appreciation Fund. As long as the company otherwise meets the Funds' investment criteria and style, increased capitalization does not prevent us from buying more shares.

CONSISTENT INDUSTRIES

Our disciplined research process favors tried-and-true businesses with predictable revenues versus trendy "concept stocks." We avoid areas characterized by rapid obsolescence, as well as industries vulnerable to new competition. We prefer established businesses with mature markets (i.e., the quiet, unnoticed businesses that produce the goods and services of everyday life). We also seek companies with long track records built over several business cycles, as well as those that experience steady earnings as opposed to cyclical peaks and valleys.

THE RESPONSIBILITY FACTOR

We believe ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, we believe that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. We do not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy or the manufacture of handguns. We believe these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

INVESTMENT PROCESS: A FOCUS ON RESEARCH

UNCOVERING VALUE

Our proprietary research process begins with the usual Wall Street sources--financial analysts' reports, the standard computer databases and company press releases. Digging deeper, we review more than 150 newspapers, trade periodicals and technical journals. In this way, we believe we can uncover outstanding opportunities that others may have missed.

We apply the same intensive research once we have identified a candidate for investment. We comb through the company's financial history and analyze its prospects. We develop independent long-range financial projections and detail the risks.

In many instances, we verify our findings first-hand by conducting on-site visits and contacting the company's suppliers and customers. When possible we also speak with a company's competitors and former employees.

We also spend as much time and effort independently assessing key executives as we do the companies for which they work. We believe the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which we invest. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

By focusing on small and mid-sized companies since 1983, we have been able to build and maintain an extensive cross section of impartial research sources. As such, we are confident that we will continue to add depth to our research process and thereby further distinguish our investigative efforts.

A LONG-TERM VIEW

We believe the market will ultimately reward the companies in which we invest, and we give them the time such recognition requires, typically five years and sometimes even longer. This long-term approach means that Ariel Fund and Ariel Appreciation Fund typically have low rates of TURNOVER*.

Each time a fund turns over a holding (i.e., sells one stock to buy another), it incurs transaction charges that negatively impact investment returns--the higher the turnover rate, the more negative the impact. High turnover rates can reduce investment performance while low turnover rates can enhance it. A low rate of turnover can offer yet another advantage because it may defer a fund's taxable capital gains.

PRINCIPAL INVESTMENTS

We are demanding and selective investors. Each company we choose for our portfolio must meet all of our criteria:

- a competitive stock price relative to its peers, as well as historic market valuations

-  seasoned management

-  a solid balance sheet and sound finances

-  a leading market position

Only a few such companies exist at any one time. From a database of approximately 10,000 publicly traded companies, only some 400 qualify for closer analysis and 100 for intense analysis. From this group, usually no more than six or seven new stocks make their way into Ariel Fund and Ariel Appreciation Fund each year.

A portfolio consisting exclusively of stocks in these companies is highly select: Ariel Fund and Ariel Appreciation Fund generally contain no more than 45 stocks each.

CASH POSITIONS

At times we may maintain larger than normal cash positions in either of the Funds. Cash positions in either Fund are generally not held for defensive purposes, but are maintained while we search for compelling investments.

[SIDENOTE]

[GRAPHIC]

TURNOVER IS AN INDICATION OF HOW LONG A FUND TYPICALLY HOLDS THE STOCKS IT PURCHASES. A TURNOVER RATE OF 100% IMPLIES THAT A FUND CHANGES ITS ENTIRE INVESTMENT PORTFOLIO EVERY YEAR. AS A PRODUCT OF OUR LONG-TERM INVESTMENT STRATEGY, TURNOVER RATES FOR ARIEL FUND AND ARIEL APPRECIATION FUND HAVE BEEN HISTORICALLY LOW (I.E., LESS THAN 50%).

[GRAPHIC]

FINANCIAL HIGHLIGHTS

The tables on the following two pages provide financial performance information for the past five fiscal years for Ariel Fund and Ariel Appreciation Fund. The information reflects financial results for a single share of Ariel Fund or Ariel Appreciation Fund. The total returns represent the rates of return that an investor would have earned, assuming all dividends and distributions were reinvested in additional shares. The financial highlights are derived from the Funds' audited financial statements that are included in the Funds' Annual Report, which is available free of charge upon request. KPMG LLP audited the Funds' financial statements for 2004; prior to 2004, Ernst & Young LLP audited the Funds' financial statements.

ARIEL FUND -- ARGFX

CUSIP #: 040337107

                                                                            YEAR ENDED SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------
                                                       2004           2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $     40.84    $     35.18     $     33.58     $     35.66     $     37.99
Income from investment operations:
Net investment income (loss)                              0.02          (0.02)          (0.05)           0.18            0.21
Net realized and unrealized gains on investments          9.76           6.20            2.29            3.74            3.58
                                                   -----------    -----------     -----------     -----------     -----------
Total from investment operations                          9.78           6.18            2.24            3.92            3.79
Distributions to shareholders:
Dividends from net investment income                         -              -           (0.11)          (0.25)          (0.08)
Distributions from capital gains                             -          (0.52)          (0.53)          (5.75)          (6.04)
                                                   -----------    -----------     -----------     -----------     -----------
Total distributions                                          -          (0.52)          (0.64)          (6.00)          (6.12)
                                                   -----------    -----------     -----------     -----------     -----------
Net asset value, end of year                       $     50.62    $     40.84     $     35.18     $     33.58     $     35.66
                                                   ===========    ===========     ===========     ===========     ===========
Total return                                             23.95%         17.82%           6.62%          12.24%          13.63%
Supplemental data and ratios:
Net assets, end of year, in thousands              $ 3,387,346    $ 2,007,868     $ 1,140,501     $   409,499     $   227,561
Ratio of expenses to average net assets                   1.07%          1.10%           1.19%           1.19%           1.24%
Ratio of net investment income (loss) to
  average net assets                                      0.06%         (0.05)%         (0.12)%          0.59%           0.65%
Portfolio turnover rate                                     16%             4%              6%             24%             48%

ARIEL APPRECIATION FUND -- CAAPX

CUSIP #: 040337206

                                                                               YEAR ENDED SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
                                                       2004              2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                 $     38.99       $     31.49     $     32.40     $     33.68     $     33.84
Income from investment operations:
Net investment income (loss)                              0.01             (0.02)          (0.02)           0.10            0.08
Net realized and unrealized gains (losses)
  on investments                                          5.62              7.64           (0.12)           2.69            2.95
                                                   -----------       -----------     -----------     -----------     -----------
Total from investment operations                          5.63              7.62           (0.14)           2.79            3.03
Distributions to shareholders:
Dividends from net investment income                         -                 -           (0.06)          (0.12)          (0.04)
Distributions from capital gains                             -             (0.12)          (0.71)          (3.95)          (3.15)
                                                   -----------       -----------     -----------     -----------     -----------
Total distributions                                          -             (0.12)          (0.77)          (4.07)          (3.19)
                                                   -----------       -----------     -----------     -----------     -----------
Net asset value, end of year                       $     44.62       $     38.99     $     31.49     $     32.40     $     33.68
                                                   ===========       ===========     ===========     ===========     ===========
Total return                                             14.44%            24.29%          (0.73)%          8.83%          10.35%
Supplemental data and ratios:
Net assets, end of year, in thousands              $ 2,919,117       $ 2,064,883     $ 1,274,543     $   564,288     $   307,117
Ratio of expenses to average net assets                   1.15%(a)          1.20%           1.26%           1.26%           1.31%
Ratio of net investment income (loss) to
  average net assets                                      0.01%            (0.06)%         (0.06)%          0.35%           0.25%
Portfolio turnover rate                                     19%               32%             13%             28%             31%

(a) Ratio of expenses to average net assets, excluding reimbursements, was 1.16% in 2004.

[GRAPHIC]

HOW THE ARIEL MUTUAL FUNDS ARE ORGANIZED

BOARD OF TRUSTEES

The Ariel Mutual Funds operate under the supervision of a Board of Trustees responsible to the shareholders of each Fund. The Trustees are:

BERT N. MITCHELL, CPA*
Chairman of the Board
Chairman and Chief Executive Officer
Mitchell & Titus, LLP

MARIO L. BAEZA, ESQ.*
Chairman, TCW/Latin America
Partners, LLC
Chairman and Chief Executive Officer
The Baeza Group, LLC and
Baeza & Co., LLC

JAMES W. COMPTON*
President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH, CPA*
Co-Executive Director and
Senior Faculty Member
Shalem Institute for Spiritual Formation, Inc.

ROYCE N. FLIPPIN, JR.*
President
Flippin Associates

JOHN G. GUFFEY, JR.*
President
Aurora Press, Inc.

MELLODY L. HOBSON
President
Ariel Capital Management, LLC

CHRISTOPHER G. KENNEDY*
President, Merchandise Mart
Properties, Inc.
Executive Officer, Vornado Realty Trust

MERRILLYN J. KOSIER
Executive Vice President
Ariel Capital Management, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer and
Chief Investment Officer
Ariel Capital Management, LLC

* Independent Trustee

INVESTMENT ADVISER

Ariel Capital Management, LLC directly manages the investments of Ariel Fund and Ariel Appreciation Fund. Its investment management services include buying and selling securities on behalf of both Funds, as well as conducting the research that leads to buy and sell decisions. The firm is located at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601 (Telephone: 312-726-0140 or 800-725-0140,
web site: arielmutualfunds.com).

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreements is available in the Ariel Mutual Funds' Statement of Additional Information and in the Funds' shareholder reports beginning March 31, 2005.

The Adviser may make payments, out of its own assets, for distribution and/or sub-transfer agency services related to the Funds, to broker-dealers, financial intermediaries, record-keepers and other service providers. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Funds. The Statement of Additional Information provides additional information about such payments. Investors also should consult their financial intermediary regarding the details of payments such intermediaries may receive, if any, in connection with the sale of shares of the Ariel Mutual Funds.

PORTFOLIO MANAGER

JOHN W. ROGERS, JR., Chairman, Chief Executive Officer and Chief Investment Officer of Ariel Capital Management, LLC, acts as Portfolio Manager of both Ariel Fund and Ariel Appreciation Fund. As such, he makes the final investment decisions for both Funds, but works closely with senior members of the Adviser's portfolio management team. John W. Rogers, Jr. founded Ariel in 1983.

The Statement of Additional Information provides additional information about Mr. Rogers' compensation, other accounts managed by him and his ownership of shares of the Ariel Mutual Funds.

ADMINISTRATION

Ariel Capital Management, LLC is responsible for the administrative services of both Ariel Mutual Funds. These services include:

- responding to shareholder requests for information on their accounts and on the Ariel Mutual Funds in general

- preparing quarterly reports to shareholders detailing the Funds' strategies and performance

-  preparing and distributing proxy materials to shareholders

- marketing shares of the Funds through banks, brokers and other financial services firms through its wholly-owned subsidiary, Ariel Distributors, Inc.

Ariel Capital Management, LLC has engaged an independent organization, STATE STREET BANK AND TRUST COMPANY (STATE STREET), to perform day-to-day FUND ADMINISTRATION AND TAX REPORTING SERVICES, as well as to prepare reports for the Board of Trustees. STATE STREET is also the Funds' FUND ACCOUNTANT and CUSTODIAN. In this role, State Street prices the shares of each Ariel Mutual Fund daily and oversees the payment of distributions to shareholders. BOSTON FINANCIAL DATA SERVICES (BFDS), an affiliate of State Street, serves as the Funds' TRANSFER AGENT. In this role, BFDS maintains shareholder records, opens shareholder accounts, and processes buy and sell orders for shares of the Funds.

MANAGEMENT FEES

ARIEL FUND

Ariel Capital Management, LLC is paid for its investment and administration services for Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, declining to 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2004, the fee was 0.58% of average daily net assets.

ARIEL APPRECIATION FUND

Ariel Capital Management, LLC is paid for its investment and administration services for Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, declining to 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2004, the fee was 0.68% of average daily net assets.

SHAREHOLDER STATEMENTS AND REPORTS

To keep you informed about your investments, Ariel Mutual Funds sends you various account statements, including:

- confirmation statements that verify a buy or sell transaction (except in the case of automatic purchases from bank accounts and automatic redemptions)

-  quarter-end and year-end consolidated account statements

-  Ariel Mutual Funds quarterly reports

-  "The Patient Investor," our award-winning quarterly market commentary

- average cost statements for certain types of accounts that sold shares during the year

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. We will send you a notice at least 60 days before sending only one copy of these documents if we have not received written consent from you previously.

Should you wish to receive individual copies of materials, please contact us at 1-800-292-7435. Once we have received your instructions, we will begin sending individual copies for each account within 30 days.

[GRAPHIC]

MANAGING YOUR ARIEL ACCOUNT

You may purchase or sell shares in the Ariel Mutual Funds directly with Ariel or through an intermediary, such as a broker, bank, investment adviser or record-keeper. The following sections apply to purchasing and selling Fund shares directly with Ariel Mutual Funds.

DOING BUSINESS WITH ARIEL

Ariel Mutual Funds shareholder services representatives are available Monday through Friday (except holidays) from 8:00 am to 5:00 pm Central Time. Our WEB SITE and TURTLE TALK (automated shareholder information hotline) are both available 24 hours a day, 7 days a week.

ON THE WEB

arielmutualfunds.com                  - Open a new account
                                      - Buy, sell or exchange shares
                                      - Access general fund information and
                                        literature
                                      - Change your address
                                      - Add or modify your automatic
                                        investment program
                                      - View updated fund prices and
                                        performance
                                      - View personalized performance for your
                                        Ariel Mutual Funds accounts
                                      - View account balances and recent
                                        transactions
                                      - View the average cost basis for your
                                        Ariel Mutual Funds shares
                                      - Sign-up for eDelivery to receive your
                                        quarterly account statements,
                                        quarterly reports, prospectuses and
                                        tax forms online

BY PHONE

1-800-29-ARIEL                        - Buy, sell or exchange shares
(1-800-292-7435)                      - Change your address
                                      - Check prices and account balances
Select OPTION 2 for TURTLE TALK       - Order duplicate statements and tax
                                        forms

IN WRITING

REGULAR MAIL                          - Open a new account
BFDS                                  - Buy, sell or exchange shares
Attn: Ariel Mutual Funds              - Change account registration
P.O. Box 219121                       - Arrange for seasonal mailing addresses
Kansas City, MO  64121-9121           - Add banking information to your
                                        account
                                      - Add or modify your automatic
                                        investment program

OVERNIGHT MAIL
BFDS
Attn: Ariel Mutual Funds
330 West 9th Street
Kansas City, MO  64105-1514
(Telephone: 816-843-9700)

OPENING A NEW ARIEL ACCOUNT

You can invest in Ariel Mutual Funds through several different account arrangements.

                                                                                 ACCOUNT MINIMUMS (PER FUND)
ACCOUNT TYPE                    SPECIAL FEATURES                    INITIAL INVESTMENT      EACH SUBSEQUENT INVESTMENT
REGULAR ACCOUNT                 Available as individual,          $ 1,000                   $  50
                                joint, custodial, trust,
                                partnership and corporate
                                accounts.

IRA (TRADITIONAL, ROTH, SEP)    Tax-deferred and tax-free         $   250                   $  50
AND COVERDELL EDUCATION         accounts for retirement and
SAVINGS ACCOUNT (ESA)           education.

                                IRA and ESA account holders
                                will be charged a $15 annual
                                record-keeping fee or a $60
                                one-time, lifetime
                                record-keeping fee. The fee is
                                assessed per Social Security
                                number (not per account) and
                                covers all your IRA
                                (Traditional, Roth, Rollover,
                                etc.) and ESA accounts in all
                                the Ariel Mutual Funds. There
                                are no set-up fees or
                                restrictions.

AUTOMATIC INVESTMENT PROGRAM    Regular, automatic investment     $     0 (waived)          $  50 per month
                                directly from your bank
                                account or your pay check to
                                Ariel; available for all types
                                of accounts. Initial minimum
                                investment requirement waived
                                if you automatically invest a
                                minimum of $50 per month.

CHOICES FOR ACCOUNT REGISTRATION

To invest with Ariel Mutual Funds you must be a U.S. resident with a Social Security number or a tax identification number. You can open a new account in any of the following ways:

-  VIA THE INTERNET

   Visit our web site at arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 29.

-  BY MAIL
   REGULAR MAIL                         OVERNIGHT MAIL
   BFDS                                 BFDS
   Attn: Ariel Mutual Funds             Attn: Ariel Mutual Funds
   P.O. Box 219121                      330 West 9th Street
   Kansas City, MO 64121-9121           Kansas City, MO 64105-1514
   (Telephone: 800-292-7435)            (Telephone: 816-843-9700)

-  BY WIRE
   Call 1-800-292-7435 to obtain a prospectus and an account number, and wire your initial investment to:

   State Street Bank & Trust Co.        ABA# 101003621
   Attn: Ariel Mutual Funds             Account# 7528205
   801 Pennsylvania
   Kansas City, MO 64105-1307

Current Ariel shareholders may also open a new, identically registered authorized Ariel account:

-  VIA THE INTERNET

   Visit our web site at arielmutualfunds.com and follow the instructions presented on the screen. For important information on this feature, please refer to the "Internet Transactions" section on page 29.

-  BY TURTLE TALK

   Call 1-800-292-7435, OPTION 2 and follow the voice prompts.

-  BY PHONE OR WIRE

   Call 1-800-292-7435 to arrange for this transaction.

PLEASE NOTE:

- You may be asked to return an original completed and signed application for every newly registered account you open, regardless of type.

- With an Automatic Investment Program, any time a scheduled investment cannot be made because your bank account has insufficient funds, we reserve the right to charge your account $10, plus any costs incurred. We also reserve the right to close the account after two successive incidents of insufficient funds.

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

In accordance with the regulations issued under the USA PATRIOT Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. For this reason, when you open (or change ownership of) an account, we will ask for your name, street address (or APO/FPO), date of birth, taxpayer identification number and other information which we will verify to confirm your identity.

We are required to reject your account application if you fail to provide us with all of the required information. We will attempt to contact you or your broker to try and collect the missing information. Please note:

- If you are unable to provide the requested information or we are unable to contact you within two (2) business days, your application will be rejected and we will return your purchase check.

- If we obtain the required information from you, your investment will be accepted and you will receive the Fund price as of the date all information is received.

After your account is established, the Funds are required by law to verify your identity. If we are unable to verify your identity based on the information you provide, we reserve the right to close and liquidate your account. You will receive the Fund share price for the day your account is closed and the proceeds will be sent to you via check. In addition, we reserve the right to hold your proceeds until the earlier of (i) fifteen (15) days after your purchase check was invested; or (ii) the date we can verify your purchase check has cleared. Under some circumstances the Funds may be required to "freeze" your account if information matches government suspicious activity lists.

ADDING TO AN EXISTING ARIEL ACCOUNT

Existing shareholders may purchase additional shares for all authorized accounts through any of the methods presented below.

                      CONTACT US AT                               EASY INSTRUCTIONS
VIA THE INTERNET(a)   arielmutualfunds.com                        You need your active Ariel account number
                                                                  and your Social Security or tax
                                                                  identification number to establish a
                                                                  password and initiate the transaction. For
                                                                  more information on this feature, please
                                                                  refer to the "Internet Transactions" section
                                                                  on page 29.

BY TURTLE TALK(a)     1-800-29-ARIEL                              If you are a first time caller, you need
                      (1-800-292-7435), OPTION 2                  your Social Security or tax identification
                                                                  number and your account number to establish
                                                                  a PIN. Once you have a PIN, follow the voice
                                                                  prompts to initiate the transaction.

BY MAIL               REGULAR MAIL                                Make your check payable to ARIEL MUTUAL
                      BFDS                                        FUNDS. Send it along with the bottom of your
                      Attn: Ariel Mutual Funds                    most recent account statement or with a note
                      P.O. Box 219121                             that includes the registered account name,
                      Kansas City, MO 64121-9121                  account number and the name of the Fund in
                                                                  which you wish to invest.
                      OVERNIGHT MAIL
                      BFDS
                      Attn: Ariel Mutual Funds
                      330 West 9th Street
                      Kansas City, MO 64105-1514
                      (Telephone: 816-843-9700)

BY WIRE               1-800-292-7435 to arrange for this          Provide our shareholder services
                      transaction, and wire your investment to:   representative with your name, Social
                                                                  Security or tax identification number,
                      State Street Bank & Trust Co.               account number and Fund name, as well as the
                      Attn: Ariel Mutual Funds                    name and address of the financial
                      801 Pennsylvania                            institution wiring the money.
                      Kansas City, MO 64105-1307
                      ABA# 101003621
                      Account# 7528205

BY PHONE              1-800-292-7435, OPTION 3                    By using the telephone exchange plan,
                                                                  provide our shareholder services
                                                                  representative with your name and Social
                                                                  Security or tax identification number, as
                                                                  well as instructions for purchasing
                                                                  additional shares.

(a) You need to have pre-existing banking information on file prior to adding to your account via the Internet or Turtle Talk.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 28 for information regarding how the Fund share price for your purchase is determined.

- We calculate the number of shares you have purchased based on the Fund share price (net asset value) you received for your order.

- We can accept purchases only in U.S. dollars drawn on U.S. banks. We CANNOT accept cash, cashier's checks, travelers checks, money orders, credit cards, credit card checks, third-party checks (except for properly endorsed IRA rollover checks), starter checks or business checks for deposit in individual accounts.

- If payment for your check or telephone purchase order does not clear, Ariel will cancel your purchase and you will be liable for any losses or fees the Fund or its transfer agent incurs.

- Broker-dealers may charge a transaction fee on the purchase or sale of Fund shares.

[SIDENOTE]

[GRAPHIC]

WEB TIP

YOU CAN OPEN AN ARIEL MUTUAL FUNDS ACCOUNT AT arielmutualfunds.com.

SELLING ARIEL MUTUAL FUND SHARES

Existing shareholders may sell shares through any of the methods presented below for all authorized accounts.

                        CONTACT US AT                               EASY INSTRUCTIONS
VIA THE INTERNET        arielmutualfunds.com                        You need your active Ariel account number
                                                                    and your Social Security or tax
                                                                    identification number to establish a
                                                                    password and initiate the transaction. For
                                                                    more information on this feature, please
                                                                    refer to the "Internet Transactions" section
                                                                    on page 29.

BY TURTLE TALK          1-800-29-ARIEL                              If you are a first time caller, you need
                        (1-800-292-7435), OPTION 2                  your Social Security or tax identification
                                                                    number and your account number to establish
                                                                    a PIN. Once you have a PIN, follow the voice
                                                                    prompts to initiate the transaction.

BY WIRE                 1-800-292-7435 to arrange for this          Call or send us a letter with your account
                        transaction                                 name and number, as well as the number of
                                                                    shares you wish to sell or the dollar amount
                                                                    you wish to receive. WE WILL WIRE THE
                                                                    PROCEEDS TO THE FINANCIAL INSTITUTION OF
                                                                    RECORD.

BY MAIL                 REGULAR MAIL                                Send us a letter with your account name and
                        BFDS                                        number, as well as the number of shares you
                        Attn: Ariel Mutual Funds                    wish to sell or the dollar amount you wish
                        P.O. Box 219121                             to receive. A CHECK WILL BE SENT TO THE
                        Kansas City, MO 64121-9121                  ADDRESS OF RECORD.

                        OVERNIGHT MAIL
                        BFDS
                        Attn: Ariel Mutual Funds
                        330 West 9th Street
                        Kansas City, MO 64105-1514
                        (Telephone: 816-843-9700)

SYSTEMATIC WITHDRAWAL   Use either of the addresses listed above.   Send us a letter with your account name and
                                                                    number, the dollar amount you wish to
                                                                    receive with each check and how often you
                                                                    wish to receive checks (monthly or
                                                                    quarterly). YOU MUST MAINTAIN A MINIMUM
                                                                    BALANCE OF $25,000 AND MAKE A MINIMUM
                                                                    WITHDRAWAL OF $100.

BY PHONE                1-800-292-7435, OPTION 3                    Provide our shareholder services
                                                                    representative with your name, Social
                                                                    Security or tax identification number and
                                                                    account number. $50,000 IS THE MAXIMUM
                                                                    AMOUNT YOU CAN SELL PER DAY WITHOUT A
                                                                    MEDALLION SIGNATURE GUARANTEE.

PLEASE NOTE:

- Refer to "Determining the Price for Your Transaction" on page 28 for information regarding how the Fund share price for your redemption is determined.

- We normally send the proceeds of your redemption to you the next business day except, as noted, in the case of shares purchased by mail or through an automatic investment plan. However, if we feel the sale may adversely affect the operation of the Fund, we may take up to seven (7) days to send your proceeds.

-    We may charge a $10 fee to process payment by wire.

- If the value of your account falls below $1,000 for any reason, including a market decline, Ariel reserves the right to close your account and send you the proceeds with thirty (30) days written notice. Ariel will redeem your shares at the NAV calculated on the day your account is closed.

- Broker-dealers may charge a transaction fee on the sale or purchase of Fund shares.

- We reserve the right to pay redemptions in the Ariel Mutual Funds in kind (marketable portfolio securities).

- We cannot send you the proceeds from a redemption of shares that were purchased by mail or through an automatic investment plan (ACH) until the earlier of fifteen (15) days after your purchase check was invested or the date that we can verify your purchase check has cleared.

[SIDENOTE]

[GRAPHIC]

WEB TIP

YOU CAN CHECK ARIEL MUTUAL FUNDS PRICES AND PERFORMANCE AT arielmutualfunds.com.

MEDALLION SIGNATURE GUARANTEE

In some cases, you will have to make your redemption request in writing, and will have to obtain a medallion signature guarantee. A medallion signature guarantee is designed to protect you and Ariel from fraudulent activities. Ariel requires a medallion signature guarantee in the following situations:

- you request a change to your current account registration, such as changing your name or transfer on death (TOD) beneficiary or adding or removing a joint owner

-    you want to add or modify your banking information

-    you want to sell shares and

     - you want the check mailed to an address other than the address on the account registration

     - you want the check mailed and the address of record was changed within the past sixty (60) days

     - you want the check made payable to someone other than the account owner

     - you instruct Ariel to wire the proceeds to a bank or brokerage account, but the telephone redemption by wire plan is not activated on the account

     - you instruct Ariel to wire the proceeds to a bank or brokerage account other than the account listed on your current account record

-  you want to sell more than $50,000 in shares

Medallion signature guarantees can be obtained from a commercial bank, trust company, savings and loan association, broker-dealer, credit union (if authorized under state law), or securities exchange or association. Please call us at 1-800-292-7435 for additional details. A NOTARY PUBLIC CANNOT PROVIDE A MEDALLION SIGNATURE GUARANTEE.

[SIDENOTE]

[GRAPHIC]

WEB TIP

YOU CAN PURCHASE, EXCHANGE AND REDEEM ARIEL MUTUAL FUNDS SHARES AT arielmutualfunds.com.

SHAREHOLDER SERVICES

CONFIRMING YOUR TRANSACTIONS

We will send you a written confirmation of every purchase and sale, excluding automatic purchases and sales. Please review the confirmation for accuracy.

SECURING YOUR TELEPHONE AND INTERNET ORDERS

Ariel will take all reasonable precautions to ensure that your telephone and Internet transactions are authentic. By telephone, such procedures include a request for personal identification (account or Social Security number) and tape-recording of your instructions. By Internet, such procedures include the use of your account number, Social Security number, password and encryption. We cannot, however, be held liable for executing instructions we reasonably believe to be genuine. All shareholders, with the exception of fiduciary accounts, automatically receive telephone and Internet privileges to exchange, purchase or sell shares. Fiduciary account holders receive telephone and Internet privileges to purchase and exchange only. If you do not want the flexibility of telephone and Internet privileges, decline those services on your account application or call 1-800-292-7435. Please note that corporations, partnerships, charitable organizations and investment clubs must conduct all transactions via mail.

EXCHANGING SHARES

You may exchange the shares of any Ariel Mutual Fund you own for shares of another Ariel Mutual Fund, so long as you meet the investment minimum required for that Fund.

You also may exchange the shares of any Ariel Mutual Fund you own for shares of SSgA Money Market Fund. You should read the prospectus for any new Fund in which you invest. You can obtain a prospectus for any of the above-referenced funds by calling 1-800-292-7435 or by visiting our award-winning web site at arielmutualfunds.com.

PLEASE NOTE:

- To exchange shares from one Ariel account to another Ariel account or to exchange shares to the SSgA Money Market Fund, call 1-800-292-7435 or visit our award-winning web site at arielmutualfunds.com.

- Each exchange represents both a sale and a purchase of fund shares. Therefore, you may incur a gain or loss for income tax purposes on any exchange.

- Refer to "Determining the Price for Your Transaction" on page 28 for information regarding how the Fund share prices for your exchange are determined.

- Shares purchased through exchange must be registered in the current account name with the same Social Security or taxpayer identification number.

- If you are authorized for telephone and Internet transactions and you provide the proper information to an agent of your choice, your agent can also make telephone or Internet exchanges on your behalf.

-    There must be at least 24 hours between exchanges.

MARKET TIMING

ARIEL MUTUAL FUNDS DO NOT KNOWINGLY PERMIT MARKET TIMING.

- The Funds' Board of Trustees has adopted market timing policies and procedures. It is the policy of the Funds to discourage and take reasonable steps to prevent or minimize, to the extent practical, rapid purchases and redemptions of shares of the Funds.

- Ariel reserves the right to temporarily or permanently terminate the privilege of any investor to execute transactions in our Funds if such investor appears to be market timing. Excessive trading interferes with a fund's ability to implement long-term investment strategies; increases a fund's portfolio turnover ratio; increases a fund's portfolio transaction expenses; may increase taxable distributions and decrease tax-efficiency; and may decrease investment performance for the fund's long-term shareholders.

- Ariel uses several methods to reduce the risk of market timing. These methods include: (i) limiting annual exchange activity per fund account (see further information in Exchange Plan Restrictions on page 28);
     (ii) working with the Funds' transfer agent to monitor investor accounts, including, but not limited to, holding periods and transaction amounts; and (iii) reviewing trading activity to identify transactions that may be contrary to the Funds' market timing policy.

- We often receive orders through financial intermediaries who trade with us through omnibus accounts (i.e., a single account in which the transactions of individual shareholders are combined). Ariel relies on such intermediaries to have reasonable procedures in place to detect and prevent market timing of Ariel Mutual Fund shares. Since such intermediaries execute or administer transactions for many fund families, it may be impractical for them to enforce a particular fund's market timing or exchange policy.

[SIDENOTE]

[GRAPHIC]

WEB TIP

WITH eDELIVERY, YOU CAN RECEIVE YOUR ARIEL MUTUAL FUNDS STATEMENTS VIA EMAIL. SIGN UP AT arielmutualfunds.com.

EXCHANGE PLAN RESTRICTIONS

- You will be permitted to make up to four (4) round trip exchanges per calendar year (a round trip is an exchange out of one Fund into another Fund, and then back again).

- Ariel may temporarily or permanently terminate the exchange privilege of any person or group, if Ariel believes that the purchase will be harmful to existing shareholders or inconsistent with our market timing policies and procedures.

- Ariel may terminate or modify exchange privileges at any time, but will attempt to give sixty (60) days prior notice or as much prior notice as is reasonably possible.

PLEASE NOTE:

If your account is subject to back-up withholding, you may not use the exchange plan.

CALCULATING THE FUNDS' SHARE PRICES

We calculate the price of Ariel Mutual Funds shares at net asset value (NAV) as of close of trading on the New York Stock Exchange (NYSE) (normally 3:00 pm Central Time) every day the Exchange is OPEN FOR BUSINESS*. The NAV is computed by subtracting the Fund's liabilities from its total assets and dividing the result by the number of shares outstanding.

Equity securities held in the Funds' portfolios are generally valued at their market prices. Bonds are generally valued on the basis of quotations provided by pricing services or dealers. In cases when quotations for a particular security are not readily available, we calculate a fair value of the security under procedures established by the Board of Trustees.

For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security was halted before a Fund calculates its net asset value. A security's fair value will result in a value that may be significantly different than its opening price the next day. Further, the use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

DETERMINING THE PRICE FOR YOUR TRANSACTION

If we receive your request to purchase, sell or exchange Fund shares on or before New York Stock Exchange (NYSE) Closing Time (normally 3:00 pm Central
Time), you will receive that day's closing price. If we receive your request after NYSE Closing Time, we will process your request at the NAV next calculated on the following business day.

[SIDENOTE]

[GRAPHIC]

THE EXCHANGE IS NORMALLY OPEN FOR BUSINESS EVERY WEEK, MONDAY THROUGH FRIDAY, EXCEPT WHEN THE FOLLOWING HOLIDAYS ARE CELEBRATED: NEW YEAR'S DAY, MARTIN LUTHER KING, JR. DAY, PRESIDENTS' DAY, GOOD FRIDAY, MEMORIAL DAY, INDEPENDENCE DAY, LABOR DAY, THANKSGIVING DAY AND CHRISTMAS DAY. ARIEL MAY SUSPEND REDEMPTIONS OR POSTPONE PAYMENT DATES ON DAYS WHEN THE NYSE IS CLOSED (OTHER THAN WEEKENDS AND HOLIDAYS), WHEN TRADING IS RESTRICTED OR AS PERMITTED BY THE SEC.

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In cases where we require additional documentation to complete your request to purchase, sell or exchange Fund shares, you will receive the Fund price as of the time all information is received.

If you are purchasing, selling or exchanging Fund shares through a broker-dealer, third-party distributor or other financial institution, your NAV is dependent upon when your financial intermediary receives your request and sends it to Ariel Mutual Funds. To receive the closing price for the day you place your order, your broker-dealer, third-party distributor or other financial institution must receive your order on or before NYSE Closing Time and promptly transmit the order to Ariel Mutual Funds. We rely on your financial intermediary to have procedures in place to assure our pricing policy is followed.

INTERNET TRANSACTIONS

Our award winning web site, arielmutualfunds.com, offers the following services:

-    Open an account entirely online--no forms to print or mail

-    Check your Fund account balances and historical transactions

-    Purchase, exchange and redeem shares of Ariel Mutual Funds

- Sign-up for eDELIVERY* which allows you online access to your quarterly account statements, quarterly reports, prospectuses and privacy notices

Payment for shares purchased through our web site may be made only through an ACH (Automated Clearing House) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds' web site. Transactions through the web site are subject to the same investment and redemption minimums and maximums as other transaction methods.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

Ariel Mutual Funds employs procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the Funds' web site, you will need your account number, Social Security number and password. Neither the Funds, nor their transfer agent, distributor or adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

[SIDENOTE]

[GRAPHIC]

eDELIVERY PROVIDES YOU WITH QUICK ACCESS AND ARCHIVING ABILITIES. IT ALSO SAVES PAPER AND REDUCES MAILING COSTS.

                                       29
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DISTRIBUTIONS

Net realized capital gains are distributed to all shareholders at least annually. Net investment income for Ariel Fund and Ariel Appreciation Fund is declared and distributed once per year. You may receive your Fund dividends and/or capital gains distributions in several ways:

- REINVESTMENT. Unless otherwise instructed, we reinvest your fund dividends and capital gains distributions in additional shares. The share price is computed as of the ex-dividend date.

- INCOME ONLY. Ariel will automatically reinvest your capital gains distributions, but you may receive a check for income dividends. If you prefer, Ariel will send your dividend proceeds directly to your bank or financial institution via ACH transfer. You must establish this feature at least ten (10) days prior to the distribution.

- CASH. You may receive all dividends or capital gains distributions totaling more than $10 in cash. To do so, you must notify Ariel Mutual Funds in writing ten (10) days prior to the payment date. Please refer to the mailing address on page 18.

PLEASE NOTE:

- Ariel will automatically reinvest distributions for IRA shareholders. A cash payment of a distribution is considered a withdrawal of IRA earnings, and is subject to taxes and potential income penalties for those under age 59 1/2. Once you reach 59 1/2, you are eligible to withdraw the earnings from your IRA and may request cash payments of the distributions.

- For those not reinvesting their dividends, Ariel will normally begin mailing distribution checks within five (5) business days following the payable date.

TAXES

The tax status of your distributions from a Fund does not depend on whether you reinvest them or take them in cash, nor does it depend on how long you have owned your shares. Rather, income dividends and short-term capital gains distributions are taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains and different tax rates apply for these distributions. Every January, Ariel will send you and the IRS a statement called Form 1099-DIV; this form will show the amount of each taxable distribution you received from the previous year. If the total distributions you received for the year are less than $10, you may not receive a Form 1099-DIV.

[SIDENOTE]

[GRAPHIC]

TAX LAWS ARE SUBJECT TO CHANGE. WE RECOMMEND CONSULTING YOUR TAX ADVISOR ABOUT YOUR PARTICULAR TAX SITUATION UNDER THE CURRENT LAWS.

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If you sell shares you have held for a year or longer, any gain or loss is treated as a capital gain or loss. If you sell shares within one year of purchase, any gains are treated as ordinary income and losses are subject to special rules.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities, and information on how the Funds voted those proxies during the most recent 12-month period ended June 30, are available without charge, upon request, by calling us at 1-800-292-7435. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Funds publicly disclose all portfolio holdings (and related analytical information) as of the most recent month-end on the Funds' web site, generally within 5 days of month-end. A complete description of the policies and procedures regarding the Funds' disclosure of portfolio holdings may be found in the Funds' Statement of Additional Information. The Funds' complete portfolio holdings as of the most recent month-end and a copy of the complete Portfolio Holdings Policies and Procedures are available on our web site at arielmutualfunds.com.

SUMMARY OF BUSINESS CONTINUITY PLAN

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption. Ariel Mutual Funds, the Adviser and the Distributor have adopted and regularly review a shared Business Continuity Plan designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Funds' transfer agent, BFDS, in Kansas City, Missouri. Additionally, all fund transactions (including purchases, redemptions and exchanges) are made exclusively through BFDS.

In the event of any disruptive occurrence that would adversely affect BFDS' primary facilities, BFDS has developed a comprehensive business continuity plan that is designed to ensure that BFDS can continue to carry out its obligations on behalf of the Ariel Mutual Funds and their shareholders.

                                       31
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[GRAPHIC]

PRIVACY NOTICE

We collect information about you from your account application and other forms that you deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing your account statement and other information about our products and services to you. We require these outside firms, organizations or individuals to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed or required by the law.

We will only share information about you with those employees who will be working with us to provide our products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

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[GRAPHIC]

Additional information about the Ariel Mutual Funds is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You can also find more detailed information about the Ariel Mutual Funds in the current Statement of Additional Information, dated February 1, 2005, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, or any of the annual or semi-annual reports, or if you have questions about investing in the Funds, contact us at:

[ARIEL MUTUAL FUNDS(SM) LOGO]

P.O. BOX 219121
KANSAS CITY, MISSOURI
64121-9121
800-292-7435
arielmutualfunds.com

You can find reports and other information about the Funds on the SEC web site (www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090 or send an e-mail to publicinfo@sec.gov.


                                                              Ariel Mutual Funds
                                        Investment Company Act File No. 811-4786
                                                  SEC Rev. AF/AAF Pro. 6.20.2005